EXHIBIT 1
         to SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  January 17, 2002

                           GENERAL ATLANTIC PARTNERS, LLC

                           By:      /s/ Thomas J. Murphy
                                    -------------------------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-in-Fact


                           GENERAL ATLANTIC PARTNERS 74, L.P.

                           By:      General Atlantic Partners, LLC,
                                    Its general partner

                           By:      /s/ Thomas J. Murphy
                                    -------------------------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-in-Fact


                           GAPSTAR, LLC

                           By:      General Atlantic Partners, LLC,
                                    Its managing member

                           By:      /s/ Thomas J. Murphy
                                    -------------------------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-in-Fact


                           GAP COINVESTMENT PARTNERS II, L.P.

                           By:      /s/ Thomas J. Murphy
                                    -------------------------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-in-Fact

                           GAPCO GMBH & CO. KG

                           By:      GAPCO Management GmbH,
                                    Its general partner

                           By:      /s/ Thomas J. Murphy
                                    -------------------------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Procuration Officer


                           GAPCO MANAGEMENT GMBH

                           By:      /s/ Thomas J. Murphy
                                    -------------------------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Procuration Officer